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                                                                    EXHIBIT 10.3


                                                                  CONFORMED COPY



                              CONSENT AND AGREEMENT

         The undersigned, Select Energy, Inc. ("SELECT ENERGY"), a corporation organized under the laws of the State of Connecticut, and Northeast Utilities ("NU"), an unincorporated voluntary business association organized under the laws of the Commonwealth of Massachusetts (Select Energy and NU are hereinafter referred to individually as "COUNTERPARTY" and collectively, as the "COUNTERPARTIES"), as of October 18, 2001, hereby acknowledge notice of, and consent to, for themselves, the assignment of the agreements listed in Exhibit A hereto (the "ASSIGNED AGREEMENTS") with Northeast Generation Company, a corporation organized under the laws of the State of Connecticut (the "COMPANY"), to the Trustee referred to below, and hereby agrees as follows:

         The Company and The Bank of New York as Trustee for the holders of bonds issued thereunder (in such capacity, together with its successors in such capacity, the "TRUSTEE") are parties to an Indenture dated as of October 18, 2001 (as amended, modified and supplemented and in effect from time to time, the "INDENTURE").

         The Company and the Trustee are parties to a Security Agreement dated as of October 18, 2001.

         1. INTERPRETATION. Unless otherwise stated, references herein to any Person shall include its permitted successors and assigns and, in the case of any Government Authority, any Person succeeding to its functions and capacities. In case of any conflict or inconsistency between this Consent and Agreement and the Assigned Agreements, this Consent and Agreement shall control. Capitalized terms used but not defined herein are used as defined in the Indenture.

         2. REPRESENTATIONS AND WARRANTIES. Each Counterparty represents and warrants, as of the date hereof, that:

         (a) CORPORATE EXISTENCE. NU represents and warrants that it is an unincorporated voluntary business association duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. Select Energy represents and warrants that it is a corporation duly organized, validly existing and in good standing under the laws of the State of Connecticut.

         (b) NO CONTRAVENTION. The execution, delivery and performance by such Counterparty of this Consent and Agreement and the Assigned Agreements have been duly authorized by all necessary corporate or other organizational action of such Counterparty, and do not and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to such Counterparty or any provision of the certificate of incorporation or by-laws of such Counterparty or (ii) result in a breach of or constitute a default under any agreement relating to the management or affairs of such Counterparty, or any indenture or loan or


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credit agreement or any other material agreement, lease or instrument to which such Counterparty is a party or by which such Counterparty or its properties or assets may be bound that would, individually or in the aggregate, have a material adverse effect on such Counterparty's performance under the Assigned Agreements or this Consent and Agreement.

         (c) DUE EXECUTION AND ENFORCEABILITY. This Consent and Agreement and the Assigned Agreements have been duly executed and delivered by each Counterparty, are in full force and effect and constitute the legal, valid and binding obligations of such Counterparty enforceable against such Counterparty in accordance with their respective terms, except as the enforceability thereof may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles.

         (d) GOVERNMENTAL APPROVALS. No Governmental Approval (as defined below) is required to be obtained by any Counterparty for the execution, delivery and performance by such Counterparty of this Consent and Agreement, except for such Governmental Approvals that have already been obtained.

         "Governmental Approval" shall mean any authorization, consent, approval, license, ruling, permit, tariff, rate, certification, exemption, filing (other than filings relating to the perfection of security interest), variance, claim, order, judgment, decree, publication of, notice to, or registration by or with, any governmental authority.

         (e) NO LITIGATION. There are no suits or proceedings at law or in equity or by or before any governmental or regulatory authority or agency, now pending, or to its knowledge threatened, against such Counterparty or any of its properties, rights or assets which if adversely determined, individually or in the aggregate, could reasonably be expected to have a material adverse effect on its ability to perform its obligations hereunder or under the Assigned Agreements.

         (f) NO DEFAULT UNDER ASSIGNED AGREEMENTS. Such Counterparty is not in default in any material respect under any material covenant or obligation under the Assigned Agreements and no such default has occurred prior to the date thereof. To the best knowledge of such Counterparty, without inquiry, the Company is not in default in any material respect under any material covenant or obligation under the Assigned Agreements and no such default has occurred prior to the date hereof, and the Company has complied in all material respects with the conditions precedent to the obligations of such Counterparty to perform under the Assigned Agreements.

         3. CONSENT AND AGREEMENT. Each Counterparty hereby consents, acknowledges and agrees that the rights of the Company arising on or before December 31, 2005 under the Assigned Agreements have been or will be assigned to the Trustee in connection with the issuances from time to time of bonds under the Indenture. In connection with the foregoing, each Counterparty acknowledges and agrees that:


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                  (a) EXERCISE OF RIGHTS. From and after delivery by the Trustee to the Counterparties of written notice that an Event of Default has occurred and so long as such Event of Default is continuing, the Trustee and any designee or assignee thereof shall be entitled to (i) exercise any and all rights of the Company under the Assigned
         Agreements in accordance with their terms and (ii) enforce directly against the Counterparties all obligations of the Counterparties under the Assigned Agreements.

                  (b) RESTRICTIONS ON TERMINATION. No Counterparty will, without the prior written consent of the Trustee, take any action to cancel or terminate, or suspend performance under, the Assigned Agreements, or consent to or accept any cancellation, termination or suspension thereof, unless such Counterparty shall have delivered to the Trustee 30 days' (or, in the case of a payment default under the Assigned Agreements, 10 days') prior written notice specifying the nature of the default giving rise to such right (and in the case of a payment default, specifying the amount thereof). Following receipt of any such notice but prior to the Counterparty's taking any action to cancel or terminate, or suspend performance under, any Assigned Agreement, the Trustee shall have the right, but not the obligation, to cure (by payment or performance on behalf of the Company) any default giving rise to (or that could give rise to) the Counterparty's right to cancel, terminate or suspend performance under the Assigned Agreements.

                  (c) SUCCESSION TO OR TRANSFER OF RIGHTS AND INTERESTS. In the event that the Trustee or its designee(s) succeeds to the Company's rights and interests in the Assigned Agreements, whether by foreclosure or otherwise, the Trustee or its designee(s) may elect, by written notice of assumption delivered to the Counterparty, to assume all of the Company's obligations under the Assigned Agreements from the date of such succession to and including December 31, 2005 (but shall in no event be liable for damages or penalties incurred by the Company that are not provided for in the Assigned Agreements). Upon the exercise by the Trustee of any of the remedies set forth in the Transaction Documents, the Trustee may assign its rights and interests, and the rights and interests of the Company, in and to the Assigned Agreements to and including December 31, 2005 to any purchaser or transferee of the Company or any of its assets (and the Counterparties shall have no right to terminate the Assigned Agreements or suspend its performance thereunder by reason of such assignment), if such purchaser or transferee shall have cured all defaults then existing under the Assigned Agreements and shall expressly assume in writing all of the obligations of the Company under the Assigned Agreements to and including December 31, 2005. In connection with the foregoing, liability of the Trustee or its designee(s), or any such purchaser or transferee in respect of any and all obligations of the Company prior to the assumption by such Person of the Company's obligations under such Assigned Agreements shall be limited solely to the assets of the Company (and neither the Trustee, such designee nor any officer, director, employee, shareholder, partner or agent of the Trustee or such designee, purchaser or transferee shall have any liability with respect thereto).


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                  (d) REPLACEMENT OF ASSIGNED AGREEMENTS FOLLOWING BANKRUPTCY.
         In the event that (i) any of the Assigned Agreements is rejected by a trustee or debtor-in-possession in any bankruptcy or insolvency proceeding involving the Company or (ii) any of the Assigned Agreements is terminated as a result of any bankruptcy or insolvency proceeding involving the Company and, if within 15 days after such rejection or termination, the Trustee or its designee(s) or assignees(s) shall so request and shall certify in writing to the Counterparties that such party intends to perform the obligations of the Company as and to the extent required under any such rejected or terminated Assigned Agreement and any transfer to such designee or assignee shall comply with the provisions of Section 3(c) above, the Counterparties will execute and deliver to the Trustee or such designee(s) a new Assigned Agreement which shall be for the balance of the remaining term (but not beyond December 31, 2005) under the original Assigned Agreement before giving effect to such rejection or termination and shall contain the same conditions, agreements, terms, provisions and limitations as the original Assigned Agreement (except for any requirements which have been fulfilled prior to such rejection or termination); PROVIDED that the Counterparties shall not be obligated to enter into any such new Assigned Agreement unless all amounts due and payable to the Counterparties under the original Assigned Agreements have been paid. References in this Consent and Agreement to such "Assigned Agreement" shall be deemed also to refer to such new Assigned Agreement.

                  (e) AMENDMENT. The Counterparties shall not, without the prior written consent of the Trustee, amend or modify the Assigned Agreements unless the Counterparties have received from the Company a copy of a certificate delivered by the Company to the Trustee to the effect that such amendment or modification is permitted by the Transaction Documents.

                  (f) NOTICES. The Counterparties shall deliver to the Trustee, concurrently with the delivery thereof to the Company, a copy of any material notice, request, demand or other document given by the Counterparties in connection with the Assigned Agreements, including, without limitation, (i) any notice of default or of the existence of a material dispute concerning the Assigned Agreements, (ii) an event or condition which with the passage of time or giving notice could become an Event of Default or (iii) any termination or proposed termination of the Assigned Agreements.

         4.       MISCELLANEOUS.

                  (a) BINDING EFFECT. This Consent and Agreement shall be binding upon the parties hereto and their respective successors and assigns.

                  (b) NOTICES. All notices and other communications to a party hereunder shall be in writing and shall be sent to the address set forth beneath the signature of such Person on the signature pages hereof or to such address as such Person may have specified by written notice to the other parties hereto and shall be deemed to have been given (A) when received by certified mail or by an


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         international courier, such as Federal Express, by such Person, at said address of such Person or (B) when transmitted by facsimile to the number specified below and the receipt confirmed telephonically by recipient; PROVIDED that such facsimile is promptly followed by a copy of such notice delivered to such Person by postage-prepaid certified mail, or by an international courier, such as Federal Express. Notwithstanding the foregoing sentence, all notices and other communications to the Counterparties hereunder shall be in writing and shall be sent to the address and in the manner specified in the Assigned Agreements.

                  (c) AMENDMENTS. No amendment, modification or waiver of any provision hereof shall be effective unless the same shall be in writing and signed by the parties hereto, including the Company; PROVIDED that if the Trustee shall have delivered a notice to the Counterparties that an Event of Default shall have occurred and be continuing the Company shall not be required to be a party to any amendment, modification or waiver unless its rights or obligations hereunder are affected thereby.

                  (d) COUNTERPARTS; HEADINGS; SEVERABILITY. This Consent and Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Consent and Agreement by signing any such counterpart. The headings used herein are for convenience of reference only and will not affect the construction or interpretation of any of the terms hereof. If any provision hereof shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions in such jurisdiction and the validity, legality and enforceability of such provision in any other jurisdiction shall not in any way be affected or impaired.

                  (e) TERMINATION. This Consent and Agreement and the obligations of the Counterparties hereunder shall terminate and be of no further force and effect on the earlier of (x) the date on which the Counterparties shall have received notice in writing from the Trustee that all obligations under the Transaction Documents have been paid or performed in full in accordance with the terms thereof and (y) the date on which the Assigned Agreements have been finally terminated (including, and not prior to, termination of all surviving obligations) in accordance with their terms and the terms hereof. Notwithstanding the foregoing, it is understood and agreed that the Assigned Agreements expire on December 31, 2005 and that this Consent and Agreement shall have no effect with respect to any renewal or extension of an Assigned Agreement past December 31, 2005.

                  (f) GOVERNING LAW. THIS CONSENT AND AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THEREOF TO THE EXTENT THE APPLICATION OF SUCH PRINCIPLES WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY


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         OTHER JURISDICTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY
         WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO ANY OF THIS CONSENT AND AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  (g) LIMITED INDEMNITY. The Company acknowledges and agrees that if the Secured Parties, the Trustee or any of their agents or designees take action to exercise any of their respective rights under the Collateral Documents or this Consent and Agreement, including, but not limited to, the assumption, step-in and transfer rights described in Section 3 of this Consent and Agreement, the Counterparties shall be entitled to rely upon any notice or representation received from the Secured Parties, the Trustee or their agents and designees concerning such default or actions, and to act in reliance upon such notice or representation, in honoring any assumption, step-in or transfer by the Secured Parties, the Trustee or their agents or designees. The Counterparties shall have no obligation to investigate the accuracy of any such notice or representation or the propriety or legality of any action taken by the Secured Parties, the Trustee or their agents or designees, shall have no obligation or duty to the Company in this respect or to protect the Company's interests, and shall have no liability to the Company or its officers, directors, partners, agents or employees for, acting in good faith to honor the assumption, step-in or transfer by payment of amounts due under the Assigned Agreements to the Secured Parties, the Trustee or their agents or designees or otherwise to the exclusion of the Company.

                  (h) LIMITATION OF LIABILITY. No shareholder or trustee of NU shall be held to any liability whatever for the payment of any sum of money or for damages or otherwise under this Consent and Agreement, and this Consent and Agreement shall not be enforceable against any such trustee in their or his or her individual capacities or capacity and this Consent and Agreement shall be enforceable against the trustees of NU only as such, and every person, firm, association, trust or corporation having any claim or demand arising under this Consent and Agreement and relating to NU, its shareholders or trustees shall look solely to the trust estate of NU for the payment or satisfaction thereof.

                  (i) TRUSTEE'S RIGHTS. In acting hereunder, the Trustee is entitled to all rights, benefits, protections and indemnities provided to it under the Indenture.


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                  IN WITNESS WHEREOF, the undersigned by its duly authorized officer has caused this Consent and Agreement to be duly executed and delivered as of the day and year first above written.

                                         NORTHEAST UTILITIES
                                             as a Counterparty


                                         By: /s/ David R. McHale
                                            ---------------------------------
                                            Name: David R. McHale
                                            Title: Vice President and Treasurer



                                         SELECT ENERGY, INC.
                                             as a Counterparty


                                         By: /s/ William W. Schivley
                                            ---------------------------------
                                            Name: William W. Schivley
                                            Title: President


Accepted and agreed:
         THE BANK OF NEW YORK,
              as Trustee


         By: /s/ Geovanni Barris
            -------------------------------
            Name: Geovanni Barris
            Title: Vice President
         101 Barclay Street, Floor 21W
         New York, NY 10286


Accepted and agreed:
         NORTHEAST GENERATION COMPANY


         By: /s/ Bruce D. Kenyon
            --------------------------------
            Name: Bruce D. Kenyon
            Title: President - Generation Group
         107 Selden Street
         Berlin, CT 06037





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                                    Exhibit A

                               Assigned Agreements

1. Power Purchase and Sales Agreement dated as of December 27, 1999 between Select Energy, Inc. and Northeast Generation Company.

2. Guaranty dated as of October 18, 2001 made by Northeast Utilities in favor of Northeast Generation Company.















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